UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 24, 2007

                              ATC HEALTHCARE, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-11380                 11-2650500
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)         Identification Number)


     1983 Marcus Avenue
     Lake Success, New York                                   11042
     (Address of Principal Executive Offices)               (Zip Code)

                                 (516) 750-1600
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


     On December 24, 2007, the Board of Directors appointed Gerald P. Halpern to the Board of Directors to finish the term of Dr. Bernard Firestone. Mr. Halpern's appointment to the Board expires in August 2010. He will serve on the Board's Audit Committee and Compensation and Stock Option Committee.

     Mr. Halpern has served as general counsel or special counsel to several healthcare companies, mental health clinics, and other healthcare facilities. For more than 25 years, Mr. Halpern was legal counsel to the New York State Association of Healthcare Providers. He is also a former Deputy Commissioner of the New York City Housing and Rehabilitation Administration. He currently serves as an arbitrator in the Nassau District Court in Nassau County, New York.

     No arrangements or understandings between Mr. Halpern and any other persons exist pursuant to which Mr. Halpern was selected as a director. There are no transactions or series of transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction or series of transactions to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Halpern had, or will have, a direct or indirect material interest.

     As a non-employee director of the Company, Mr. Halpern is expected to receive a fee of $10,000 per annum for service on the Company's Board of Directors.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATC HEALTHCARE, INC.


                                         By:  /S/ David Kimbell
                                             -----------------------------------
                                              David Kimbell
                                              Senior Vice President-Finance,
                                              Chief Financial Officer and
                                              Treasurer



Date:   December 27, 2007